UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 6, 2017

DAVITA INC.

(Exact name of registrant as specified in its charter)

Delaware	1-14106	No. 51-0354549
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 16th Street

Denver, CO 80202

(Address of principal executive offices including Zip Code)

(303) 405-2100

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4)

Item 1.01.	Entry into a Material Definitive Agreement

On January 6, 2017, DaVita Inc. (the “Company”) entered into a six-year Sourcing and Supply Agreement (the “Agreement”) with Amgen USA Inc. (“Amgen”), a wholly-owned subsidiary of Amgen Inc. The Agreement sets forth the terms under which the Company, and certain of its affiliates and facilities managed by the Company or its affiliates, will purchase Epoetin alfa (“Epogen”) and darbepoetin alfa (“Aranesp”) in amounts necessary to meet a minimum percentage of the Company’s and its affiliates’ requirements for erythropoiesis stimulating agents in the United States, but in no year is less than 90% of its requirements. The Agreement replaces in its entirety the Sourcing and Supply Agreement No. 00053958, effective January 1, 2012, as amended, between the Company and Amgen that expires by its terms on December 31, 2018 (the “Material Terminating Agreement”) and the Dialysis Organization Agreement No. 00104122, effective January 1, 2015, as amended, between the Company and Amgen. The term of the Agreement commences January 6, 2017 and ends December 31, 2022.

The Agreement, among other things, provides for discount pricing and rebates for Epogen and Aranesp. Some of the rebates are subject to various conditions and data submission by DaVita.

The Agreement allows for termination by either party before expiration of its term in the event of certain breaches of the Agreement, and allows for modification or renegotiation in the event of a change in law or regulation.

The foregoing description of the Agreement is qualified in its entirety by reference to the actual text of the Agreement, a copy of which the Company expects to file as an exhibit to a future periodic report to be filed by the Company with the Securities and Exchange Commission.

Item 1.02	Termination of a Material Definitive Agreement

As described above in Item 1.01, in connection with entering in the Agreement, Amgen and the Company terminated the Material Terminating Agreement on January 6, 2017.

Item 7.01	Regulation FD Disclosure

Now that the Company has entered into the Agreement and taken into account its financial impact, the Company expects its 2017 operating income for its Kidney Care segment to be between $1.525 billion and $1.625 billion, and expects its 2017 operating income in its DaVita Medical Group segment to be roughly flat with 2016 adjusted operating income. The Company intends to provide its complete 2017 operating income guidance in its fourth quarter 2016 earnings announcement.

The information contained in Item 7.01 of this Form 8-K is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Cautionary Statement

This report on Form 8-K contains forward-looking statements within the meaning of the federal securities laws. These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties, and assumptions, including, among other things, the uncertainties associated with the risk factors set forth in our SEC filings, including our annual report on Form 10-K for the year ended December 31, 2015, and our subsequent quarterly and annual reports and our current reports on Form 8-K. The forward-looking statements should be considered in light of these risks and uncertainties.

         These risks and uncertainties include, but are not limited to, and are qualified in their entirety by reference to the full text of those risk factors in our SEC filings relating to risks resulting from the concentration of profits generated by higher-paying commercial payor plans for which there is continued downward pressure on average realized payment rates, and a reduction in the number of patients under such plans, which may result in the loss of revenues or patients, and the extent to which the ongoing implementation of healthcare exchanges or changes in regulations or enforcement of regulations regarding the exchanges results in a reduction in reimbursement rates for our services from and/or the number of patients enrolled in higher-paying commercial plans, a reduction in government payment rates under the Medicare ESRD program or other government-based programs, the impact of the CMS Medicare Advantage benchmark structure, risks arising from potential federal and/or state legislation that could have an adverse effect on our operations and profitability, changes in pharmaceutical or anemia management practice patterns, payment policies, or pharmaceutical pricing, legal compliance risks, including our continued compliance with complex government regulations and the provisions of our current Corporate Integrity Agreement (CIA), and current or potential investigations by various government entities and related government or private-party proceedings, the restrictions on our business and operations required by the CIA and other settlement terms, and the financial impact thereof, continued increased competition from large- and medium-sized dialysis providers that compete directly with us, our ability to maintain contracts with physician medical directors, changing affiliation models for physicians, and the emergence of new models of care introduced by the government or private sector that may erode our patient base and reimbursement rates such as Accountable Care Organizations (ACOs), independent practice associations (IPAs) and integrated delivery systems, our ability to complete acquisitions, mergers or dispositions that we might be considering or announce, or to integrate and successfully operate any business we may acquire or have acquired, including DaVita Medical Group (DMG), or to expand our operations and services to markets outside the U.S., or to businesses outside of dialysis and DMG’s business, the variability of our cash flows, the risk that we might invest material amounts of capital and incur significant costs in connection with the growth and development of our international operations, yet we might not be able to operate them profitably anytime soon, if at all, risks arising from the use of accounting estimates, judgments and interpretations in our financial statements, the risk that laws regulating the corporate practice of medicine could restrict the manner in which DMG conducts its business, the risk that the cost of providing services under DMG’s agreements may exceed our compensation, the risk that reductions in reimbursement rates, including Medicare Advantage rates, and future regulations may negatively impact DMG’s business, revenue and profitability, the risk that DMG may not be able to successfully establish a presence in new geographic regions or successfully address competitive threats that could reduce its profitability, the risk that a disruption in DMG’s healthcare provider networks could have an adverse effect on DMG’s business operations and profitability, the risk that reductions in the quality ratings of health maintenance organization plan customers of DMG could have an adverse effect on DMG’s business, or the risk that health plans that acquire health maintenance organizations may not be willing to contract with DMG or may be willing to contract only on less favorable terms. We base our forward-looking statements on information currently available to us at the time of this release. Except as required by law, we undertake no obligation to update or revise any forward-looking statements, whether as a result of changes in underlying factors, new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAVITA INC.

Date: January 9, 2017	/s/ Kathleen Waters
Kathleen Waters
Chief Legal Officer